Exhibit 99.1

NextPlay Technologies Delays Filing of Annual Report on Form 10-K

SUNRISE, FL – JUNE 15, 2022 – NextPlay Technologies, Inc. (NASDAQ: NXTP), a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, today announced that the filing of its Annual Report on Form 10-K for the fiscal year ended February 28, 2022 (the “Annual Report”) will not occur prior to the extended June 15, 2022 deadline.

On May 31, 2022, the Company filed a Notification of Late Filing on Form 12b-25 (the “12b-25”), indicating that the filing of its Annual Report will be delayed, due in large part to accounting and auditing implications resulting from material acquisitions made by the Company during the fiscal year ended February 28, 2022. Although the Company has dedicated significant resources to the completion of its audited consolidated financial statements and related disclosures for inclusion in the Company’s Annual Report, the Company is unable to file its Annual Report on or before June 15, 2022, the extension period provided by the 12b-25. Additional time is needed by the Company and its auditors to complete its final review of the financial statements included in the Annual Report in order to ensure a complete, accurate Annual Report.

The Company is working diligently with its auditors to complete the audit and file the Annual Report as soon as possible, and expects to file it within a few business days.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by fourth parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our travel business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

Richard Marshall

Director of Corporate Development

NextPlay Technologies, Inc.

Tel (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com